Exhibit 31.1

                  CERTIFICATION PURSUANT TO 18 U.S.C. ss. 1350,
                       AS ADOPTED PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Current Report on Form 8-K for American Ammunition, Inc. (Registrant), as filed with the Securities and Exchange Commission, on the date hereof, I, Andres F. Fernandez, Chief Executive Officer and Chief Financial Officer of the Company, certify to the best of my knowledge, that:

1) I have reviewed the Current Report on Form 8-K for American Ammunition, Inc. (Registrant).

2) Based on my knowledge, this Current Report on Form 8-K does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3) Based on my knowledge, the financial statements, and other financial information included in this Current Report on Form 8-K, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Current Report on Form 8-K.

4) The registrant's other certifying officers, if any, and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Registrant and have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Current Report on Form 8-K is being prepared;
     b) evaluated the effectiveness of the Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this Current Report on Form 8-K (the "Evaluation Date"); and
     c) presented in this Current Report on Form 8-K, our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5) The Registrant's other certifying officers, if any, and I have disclosed, based on our most recent evaluation, to the Registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Registrant's ability to record, process, summarize and report financial data and have identified for the Registrant's auditors any material weaknesses in internal controls; and
     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal controls; and



/s/ Andres F. Fernandez                          Dated: February 10, 2004
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Andres F. Fernandez
Chief Executive Officer (or equivalent thereof)
Chief Financial Officer (or equivalent thereof)